Climate case ruling	6 Months Ended
Jun. 30, 2021
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Climate case ruling	Climate case rulingIn May 2021 the District Court in The Hague delivered its ruling in the climate change case filed against Royal Dutch Shell plc (“Shell”) by Milieudefensie (Friends of the Earth Netherlands), other NGOs and a group of private individuals. The court ruled that Shell must reduce the CO2 emissions of Shell group operations and energy-carrying products sold by 45% (net) by the end of 2030 compared to its emissions in 2019. Shell will appeal this decision in the Dutch Court of Appeal, which may take between two and three years. This case does not have a financial impact on the unaudited Interim Statements.